SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003

                        Commission File Number: 000-49620

                             Biogentech Corporation
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             (Exact name of registrant as specified in its charter)

Nevada                                                               91-1868007
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, California                            92614
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(Address of principal executive offices)                              (Zip Code)

                                 (949) 757-0001
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              (Registrant's Telephone Number, Including Area Code)








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Item 8.    CHANGE IN FISCAL YEAR

On July 15, 2003, the Registrant's Board of Directors approved a change in the Registrant's fiscal year end from December 31st to March 31st. The Registrant's next fiscal year will begin on April 1st and end on March 31st of each year, effective with the year beginning April 1, 2004.

Reference is made to the audited financial reports for the years ending March 31, 2003 and March 31, 2002 for Biogentec, Inc. which were filed with the Registrant's report on Form 8-K on July 1, 2003 as amended, regarding the Registrant's subsidiary's acquisition of Biogentec, Inc. and other events. The Registrant expects to file Quarterly Reports on Form 10-Q on or before the due dates of August 14, 2003, November 15, 2003 and February 28, 2004, and to file its next Annual Report on Form 10-K on or before June 30, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Biogentech Corp.


July 15, 2003                           By:    /s/  Chaslav Radovich
                                               --------------------------------
                                               Chaslav Radovich, President